Exhibit 99.1

Exicure Announces $5 Million Raise in Private Placement Transaction Priced at Market Premium
•Proceeds expected to support Exicure’s continued advancement of preclinical candidates including its SCN9A product candidate, a non-opioid pain analgesic
•The private placement is being led by a subsidiary of CBI Co., Ltd. (“CBI”), a member of a leading investment group in South Korea focusing on science-based companies in South Korea and the United States
CHICAGO (BUSINESS WIRE)—May 10, 2022—Exicure, Inc.® (NASDAQ:XCUR), an early-stage biotechnology company focused on the development of next generation nucleic acid therapies targeting RNA to address both genetic and non-genetic neurological disorders and hair loss disorders, today announced that it has agreed to sell an aggregate of 26,021,111 shares of its common stock at a purchase price of $0.1937 per share to certain accredited investors in a private placement in public equity (“PIPE”) financing. The purchase price of $0.1937 per share of common stock represents an approximately 45% premium to the 10-day volume weighted-average share price from May 9, 2022. Exicure anticipates that the gross proceeds from the PIPE will be approximately $5 million, before deducting transaction-related expenses payable by the Company. The Company intends to use the net proceeds from this offering to support the development of the advancement of its preclinical program, including the development of its SCN9A product candidate, as well as other working capital and general corporate purposes.
The financing is being led by new investor CBI USA, Inc., a subsidiary of CBI, and includes participation from existing investor, Abingworth LLP. The closing of the private placement is expected to occur on or about May 19, 2022, subject to the satisfaction of customary closing conditions.
In connection with the PIPE, CBI USA received the right to nominate a member to Exicure’s board of directors, effective as of the closing date. CBI USA will also have the right to designate one individual to attend all meetings of the Board in a nonvoting observer capacity.
Leonard Lee, CEO of Growth & Value Development Inc, a leading shareholder of CBI said, “We are impressed with the management, scientists and spherical nucleic acid (SNATM) technology at Exicure and believe there is untapped value at the company. We are excited about Exicure’s current partnered programs and believe there is additional upside the company can achieve with their non-partnered programs such as their pain program.”
“We are thrilled to have an investor such as CBI support the promising work being achieved at Exicure,” said Matthias Schroff, Ph.D., Chief Executive Officer, Exicure Inc. “CBI’s support gives us additional cash runway which will allow our team to continue to focus on the development of novel medicines using nucleic acid therapeutics for difficult to treat conditions.”
The common stock issued in this private placement are being made in a transaction not involving a public offering and the shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act. Exicure has agreed to file a registration statement with the SEC to register the resale of Company common stock to be issued in the private placement. This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.
About Exicure, Inc.
Exicure, Inc. is an early-stage biotechnology company developing nucleic acid therapies targeting ribonucleic acid against validated targets to neurological disorders and hair loss. The team includes a diverse scientific group with expertise in nucleic acid chemistry, drug development and neuroscience. Headquartered in Chicago, Illinois, the Company conducts its discovery and development efforts in-house with a dedicated 30,000 square foot facility, including rapid and automated high throughput nucleic acid synthesis and screening. For further information, see www.exicuretx.com.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical fact may be deemed forward looking including, but not limited to, statements regarding: the Company’s business strategy including development of its preclinical pipeline and SCNA9 product candidate; the timing, use of proceeds and closing of the PIPE; the anticipated filing of a registration statement to cover the resale of the Company’s common stock to be issued in the private placement; the proposed benefits of the Company’s partnered programs; and the anticipated extension of cash runway due to the PIPE. Words such as “plans,” “expects,” “will,” “anticipates,” “continue,” “advance,” “develop” “believes,” “target,” “may,” “intend,” “could,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: market and other conditions; the Company’s ability to adequately finance its business and seek alternative sources of financing the risks that the ongoing COVID-19 pandemic may disrupt the Company’s business and/or the global healthcare system (including its supply chain) more severely than it has to date or more severely than anticipated; unexpected costs, charges or expenses that reduce the Company’s capital resources; the unproven approach of the Company’s SNA platform; the Company’s preclinical programs do not advance into clinical or result in approved products on a timely or cost effective basis or at all; the results of early clinical trials are not always being predictive of future results; the cost, timing and results of clinical trials; that many drug candidates do not become approved drugs on a timely or cost effective basis or at all; the ability to enroll patients in clinical trials; possible safety and efficacy concerns; regulatory developments; the ability of the Company to obtain or maintain its existing or future collaborations, licenses or contractual relationships and/or collaborate successfully with strategic partners; regulatory developments; exposure to litigation, including patent litigation, and/or regulatory actions; the ability of the Company to protect its intellectual property rights; and the impact of the completion of the Company’s previously reported internal investigation on the Company’s business and diversion of management time and attention on related issues, including any related investigations or proceedings, shareholder lawsuits, reputational harm, or the possibility that executives or other employees may resign. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission on March 25, 2022, as updated by the Company’s subsequent filings with the Securities and Exchange Commission. All information in this press release is as of the date of the release, and the Company undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.
Contacts:
Karen Sharma
MacDougall
781-235-3060
ksharma@macdougall.bio
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